                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  SCHEDULE 14A

                                 (RULE 14A-101)

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:

[ ]   Preliminary proxy statement.
[ ] Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2)).
[X]   Definitive Proxy Statement.
[ ]   Definitive Additional Materials.
[ ]   Soliciting Material Pursuant to Section 240.14a-12.

                CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)    Title of each class of securities to which transaction applies:

________________________________________________________________________________
2)    Aggregate number of securities to which transaction applies:

________________________________________________________________________________
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________________
4)    Proposed maximum aggregate value of transaction:

________________________________________________________________________________
5)    Total fee paid:

________________________________________________________________________________
[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)    Amount Previously Paid:

________________________________________________________________________________
2)    Form, Schedule or Registration Statement No.:

________________________________________________________________________________
3)    Filing Party:

________________________________________________________________________________
4)    Date Filed:

________________________________________________________________________________

                                 [CALAMOS LOGO]

                    CALAMOS(R) CONVERTIBLE OPPORTUNITIES AND

                                  INCOME FUND

                           CALAMOS(R) CONVERTIBLE AND

                                HIGH INCOME FUND

                     CALAMOS(R) STRATEGIC TOTAL RETURN FUND

                      CALAMOS(R) GLOBAL TOTAL RETURN FUND
                               2020 CALAMOS COURT
                        NAPERVILLE, ILLINOIS 60563-2787
                                 1-800-582-6959

                                                               February 24, 2006

Dear Shareholder:

      You are cordially invited to attend the joint annual meeting of shareholders of CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND, CALAMOS CONVERTIBLE AND HIGH INCOME FUND, CALAMOS STRATEGIC TOTAL RETURN FUND and CALAMOS GLOBAL TOTAL RETURN FUND, which has been called to be held on Thursday, March 30, 2006.

      The meeting has been called to elect three trustees of each Fund for three-year terms, as more fully discussed in the proxy statement.

      Enclosed with this letter are answers to questions you may have about the proposal, the formal notice of the meeting, and the proxy statement. If you have any questions about the enclosed proxy or need any assistance in voting your shares, please call 1-800-582-6959.

      Your vote is important. Please complete, sign, and date the enclosed proxy card and return it in the enclosed envelope. This will ensure that your vote is counted, even if you cannot attend the meeting in person.

                                          Sincerely,

                                          /s/ John P. Calamos
                                          John P. Calamos
                                          Trustee and President

                                 [CALAMOS LOGO]

                      CALAMOS(R) CONVERTIBLE OPPORTUNITIES
                                AND INCOME FUND
                  CALAMOS(R) CONVERTIBLE AND HIGH INCOME FUND
                     CALAMOS(R) STRATEGIC TOTAL RETURN FUND
                      CALAMOS(R) GLOBAL TOTAL RETURN FUND
                      ANSWERS TO SOME IMPORTANT QUESTIONS

Q.  WHAT AM I BEING ASKED TO VOTE "FOR" ON THIS PROXY?

    A. This proxy contains one proposal for each Fund: the election of three trustees to the board of trustees of the Fund. Holders of the common shares and holders of the preferred shares of each Fund will vote together, as a single class, to elect the three trustees. Shareholders of each Fund may also transact such other business as may properly come before the meeting.

Q.  HOW DOES THE BOARD OF TRUSTEES SUGGEST THAT I VOTE?

    A. The trustees of each Fund unanimously recommend that you vote "FOR" the nominees on the enclosed proxy card(s).

Q.  HOW CAN I VOTE?

    A. Details about voting can be found in the proxy statement under the heading "More Information about the Meeting -- How to Vote."

      You can vote by completing, signing and dating your proxy card, and mailing it in the enclosed envelope; or

      You may vote in person if you are able to attend the meeting. However, even if you plan to attend, we urge you to cast your vote by mail. That will ensure that your vote is counted, should your plans change.

        THIS INFORMATION SUMMARIZES INFORMATION THAT IS INCLUDED IN MORE DETAIL IN THE PROXY STATEMENT. WE URGE YOU TO READ THE PROXY STATEMENT
                                   CAREFULLY.

                  IF YOU HAVE QUESTIONS, CALL 1-800-582-6959.

                      CALAMOS(R) CONVERTIBLE OPPORTUNITIES

                                AND INCOME FUND

                  CALAMOS(R) CONVERTIBLE AND HIGH INCOME FUND

                     CALAMOS(R) STRATEGIC TOTAL RETURN FUND

                      CALAMOS(R) GLOBAL TOTAL RETURN FUND
                               2020 CALAMOS COURT
                        NAPERVILLE, ILLINOIS 60563-2787
                                 1-800-582-6959

                 NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS
                                 MARCH 30, 2006

      A joint annual meeting of shareholders of CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND, CALAMOS CONVERTIBLE AND HIGH INCOME FUND, CALAMOS STRATEGIC TOTAL RETURN FUND and CALAMOS GLOBAL TOTAL RETURN FUND has been called to be held at the offices of Calamos Advisors LLC, located at 2020 Calamos Court, Naperville, Illinois, at 8:00 a.m., Central time, on Thursday, March 30, 2005 for the following purpose:

     To elect three trustees to the board of trustees of each Fund, each to serve for a three-year term or until his successor shall have been duly elected and qualified,

and to consider and act upon any other matter that may properly come before the meeting and any adjourned session thereof.

      Holders of the common shares and holders of the preferred shares of each Fund will vote together, as a single class, to elect the three trustees. The vote of a plurality of the preferred shares and the common shares of each Fund, voting together as a single class, is required to elect the representatives of all shareholders.

      Shareholders of record as of the close of business on February 22, 2006 are entitled to notice of and to vote at the meeting (or any adjournment of the meeting).
                                          By Order of the Board of Trustees of
                                          each Fund,

                                          James S. Hamman, Jr.
                                          Secretary

February 24, 2006
Naperville, Illinois

                    PLEASE COMPLETE AND RETURN THE ENCLOSED
                 PROXY CARD(S) WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING. YOU MAY STILL VOTE IN
                       PERSON IF YOU ATTEND THE MEETING.

                    CALAMOS(R) CONVERTIBLE OPPORTUNITIES AND

                                  INCOME FUND

                           CALAMOS(R) CONVERTIBLE AND

                                HIGH INCOME FUND

                     CALAMOS(R) STRATEGIC TOTAL RETURN FUND

                      CALAMOS(R) GLOBAL TOTAL RETURN FUND
                               2020 CALAMOS COURT
                        NAPERVILLE, ILLINOIS 60563-2787
                                 1-800-582-6959

                             JOINT PROXY STATEMENT

                      JOINT ANNUAL MEETING OF SHAREHOLDERS
                                 MARCH 30, 2006

      This joint proxy statement is being sent to you by the board of trustees of each of CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ("CHI"), CALAMOS CONVERTIBLE AND HIGH INCOME FUND ("CHY"), CALAMOS STRATEGIC TOTAL RETURN FUND ("CSQ") and CALAMOS GLOBAL TOTAL RETURN FUND ("CGO" and, together with CHI, CHY and CSQ, the "Funds"). The board is asking you to complete and return the enclosed proxy card(s), permitting your shares of the Funds to be voted at the joint meeting of shareholders called to be held on March 30, 2006 and at any adjourned session of the meeting. Shareholders of record at the close of business on February 22, 2006 (called the "record date") are entitled to vote at the meeting. You are entitled to one vote for each share you hold, with a fraction of a vote for each fraction of a share. This joint proxy statement and enclosed proxy are first being mailed to shareholders on or about February 28, 2006. Each Fund's board has determined that the use of this joint proxy statement for each annual meeting is in the best interest of each Fund and its shareholders in light of the matters being considered and voted on by the shareholders.

      You should have received your Fund's annual report to shareholders for the fiscal year ended October 31, 2005. IF YOU WOULD LIKE ANOTHER COPY OF THE ANNUAL REPORT, PLEASE WRITE TO OR CALL THE FUND AT THE ADDRESS OR TELEPHONE NUMBER SHOWN AT THE TOP OF THIS PAGE. THE REPORT WILL BE SENT TO YOU WITHOUT CHARGE.

      CALAMOS ADVISORS LLC, each Fund's investment adviser, is referred to as "Calamos Advisors." Calamos Advisors is an indirect subsidiary of CALAMOS ASSET MANAGEMENT, INC. ("CAM"), a publicly traded corporation that is controlled by John P. Calamos and the Calamos family. As of February 1, 2006, Calamos Advisors managed approximately $47 billion in assets of individuals and institutions. The Funds and Calamos Advisors may be contacted at the same address, noted above.

                              ELECTION OF TRUSTEES

      Three trustees are to be elected to the board of each Fund. The nominees are Joe F. Hanauer and John E. Neal, who are currently trustees, and David D. Tripple, who was appointed to each Fund's board effective January 1, 2006.

      The persons named on the accompanying proxy card(s) intend to vote at the meeting (unless otherwise directed) FOR the election of those three nominees as trustees of each Fund. Currently there are eight trustees. In accordance with each Fund's Agreement and Declaration of Trust, its board of trustees is divided into three classes of approximately equal size. The terms of the trustees of the different classes are staggered. The current terms of Joe F. Hanauer and John E. Neal will expire at the annual meeting of shareholders in 2006. The terms of Nick P. Calamos and Stephen B. Timbers will expire at the annual meeting of shareholders in 2007 and the terms of John P. Calamos, Sr., Weston W. Marsh and William R. Rybak will expire at the annual meeting of shareholders in 2008.

      The holders of preferred shares of each Fund will have equal voting rights with the holders of common shares (i.e., one vote per share). Joe F. Hanauer, John E. Neal and David D. Tripple have been nominated for election as trustees to represent all shareholders. The vote of a plurality of the preferred shares and the common shares of each Fund, voting together as a single class, is required to elect the representatives of all shareholders. Since three trustees of each Fund are to be elected, the three persons who receive the highest number of votes at the meeting will be elected. In an uncontested election for trustees, the plurality requirement will be satisfied.

      The nominees for election at the 2006 annual meeting currently serve as trustees and were unanimously nominated by each board of trustees.

      Each trustee elected at the meeting will hold office until the 2009 annual meeting or until his successor is duly elected and qualified or until his earlier resignation, retirement or removal from office. If a nominee is unable to serve because of an event not now anticipated, the persons named as proxies may vote for another person designated by the board of trustees.

      The following table sets forth each trustee's position(s) with each Fund, age, principal occupation during the past five years, other directorships, and the date on which he first became a trustee of the Funds.

NOMINEE FOR ELECTION AT THE MEETING WHO IS NOT AN INTERESTED PERSON OF ANY FUND:

                                               NUMBER OF
                      POSITION(S) HELD WITH  PORTFOLIOS IN
                        THE FUND AND DATE    FUND COMPLEX    PRINCIPAL OCCUPATION(S)
NAME AND AGE AT         FIRST ELECTED OR      OVERSEEN BY    DURING PAST 5 YEARS AND
FEBRUARY 1, 2006       APPOINTED TO OFFICE      TRUSTEE      OTHER DIRECTORSHIPS HELD
Joe F. Hanauer, 68    Trustee (of CHI since       14        Private investor;
                      2002, of CHY and CSQ                    Director, MAF Bancorp
                      since 2003 and of CGO                   (banking); Chairman and
                      since 2005)                             Director, Homestore.com,
                                                              Inc., (Internet provider
                                                              of real estate
                                                              information and
                                                              products); Director,
                                                              Combined Investments,
                                                              L.P. (investment
                                                              management)
John E. Neal, 55      Trustee (of CHI since       14        Private investor; Managing
                      2002, of CHY and CSQ                    Director, Bank One
                      since 2003 and of CGO                   Capital Markets, Inc.
                      since 2005)                             (investment banking)
                                                              (2000-2004); Executive
                                                              Vice President and Head
                                                              of Real Estate
                                                              Department, Bank One
                                                              (1998-2000); Director,
                                                              the Brickman Group, Ltd.
                                                              (landscaping company)
David D. Tripple, 61  Trustee (since 2006)        14        Private investor; Trustee,
                                                              Century Shares Trust and
                                                              Century Small Cap Select
                                                              Fund*; Chief Executive
                                                              Officer and Trustee of
                                                              all U.S. Pioneer mutual
                                                              funds (10/00 to 09/01),
                                                              Pioneer Investment
                                                              Management, a subsidiary
                                                              of UniCredito Italiano
                                                              (investment adviser);
                                                              prior thereto, The
                                                              Pioneer Group, Inc.
                                                              (asset management)

*  Overseeing two portfolios in fund complex.

REMAINING TRUSTEES WHO ARE INTERESTED PERSONS OF ANY FUND:

                                                    NUMBER OF
                           POSITION(S) HELD WITH  PORTFOLIOS IN
                             THE FUND AND DATE    FUND COMPLEX   PRINCIPAL OCCUPATION(S)
NAME AND AGE AT              FIRST ELECTED OR      OVERSEEN BY   DURING PAST 5 YEARS AND
FEBRUARY 1, 2006            APPOINTED TO OFFICE      TRUSTEE     OTHER DIRECTORSHIPS HELD
John P. Calamos, Sr., 65*  Trustee and President       14        President and CEO,
                           (of CHI since 2002,                     Calamos Asset
                           of CHY and CSQ since                    Management, Inc. and
                           2003 and of CGO since                   Calamos Holdings LLC,
                           2005)                                   Calamos Advisors LLC
                                                                   and its predecessor,
                                                                   and Calamos Financial
                                                                   Services LLC and its
                                                                   predecessor; Director,
                                                                   Calamos Asset
                                                                   Management, Inc.
Nick P. Calamos, 44*       Trustee and Vice            14        Senior Executive Vice
                           President (of CHI                       President, Calamos
                           since 2002, of CHY                      Asset Management,
                           and CSQ since 2003                      Inc., Calamos Holdings
                           and of CGO since                        LLC, Calamos Advisors
                           2005)                                   LLC and its
                                                                   predecessor, and
                                                                   Calamos Financial
                                                                   Services LLC and its
                                                                   predecessor; Director,
                                                                   Calamos Asset
                                                                   Management, Inc.

* Messrs. John Calamos and Nick Calamos are trustees who are "interested persons" of the Funds as defined in the Investment Company Act of 1940 (the "1940 Act") because they are affiliated persons of Calamos Advisors and Calamos Financial Services LLC. Nick Calamos is a nephew of John Calamos, Sr.

REMAINING TRUSTEES WHO ARE NOT INTERESTED PERSONS OF ANY FUND:

                                                 NUMBER OF
                        POSITION(S) HELD WITH  PORTFOLIOS IN
                          THE FUND AND DATE    FUND COMPLEX    PRINCIPAL OCCUPATION(S)
NAME AND AGE AT           FIRST ELECTED OR      OVERSEEN BY    DURING PAST 5 YEARS AND
FEBRUARY 1, 2006         APPOINTED TO OFFICE      TRUSTEE     OTHER DIRECTORSHIPS HELD
Weston W. Marsh, 55     Trustee (of CHI since       14        Partner, Freeborn &
                        2002, of CHY and CSQ                    Peters (law firm)
                        since 2003 and of CGO
                        since 2005)
William R. Rybak, 55    Trustee (of CHI since       14        Private investor;
                        2002, of CHY and CSQ                    formerly Executive Vice
                        since 2003 and of CGO                   President and Chief
                        since 2005)                             Financial Officer, Van
                                                                Kampen Investments,
                                                                Inc. (investment
                                                                manager); Director,
                                                                Howe Barnes Investments
                                                                (investment services
                                                                firm); Director,
                                                                PrivateBancorp, Inc.
                                                                (bank holding company)
Stephen B. Timbers, 61  Lead Independent            14        Private investor;
                        Trustee (since 2005),                   formerly Vice Chairman,
                        Trustee (of CHI, CHY                    Northern Trust
                        and CSQ since 2004                      Corporation (bank
                        and of CGO since                        holding company);
                        2005)                                   formerly, President and
                                                                Chief Executive
                                                                Officer, Northern Trust
                                                                Investments, N.A.
                                                                (investment manager);
                                                                formerly President,
                                                                Northern Trust Global
                                                                Investments, a division
                                                                of Northern Trust
                                                                Corporation and
                                                                Executive Vice
                                                                President, The Northern
                                                                Trust Corporation

      The address of each of the trustees is 2020 Calamos Court, Naperville, Illinois 60563-2787.

      OFFICERS. Messrs. John Calamos and Nick Calamos are president and vice president, respectively, of each Fund. The preceding table gives more information about Messrs. John Calamos and Nick Calamos. The following table sets forth each other officer's name, position with the Funds, age, principal occupation during the past five years, and the date on which he first became an officer of the Funds. Each officer serves until his successor is chosen and qualified or until his resignation or removal by the board of trustees.

                           POSITION(S) HELD WITH
                             THE FUND AND DATE
NAME AND AGE AT               FIRST ELECTED OR          PRINCIPAL OCCUPATION(S)
FEBRUARY 1, 2006            APPOINTED TO OFFICE           DURING PAST 5 YEARS
Nimish S. Bhatt, 42       Treasurer (of CHI, CHY    Senior Vice President and
                            and CSQ since 2004 and    Director of Operations,
                            of CGO since 2005)        Calamos Asset Management,
                                                      Inc., Calamos Holdings LLC,
                                                      Calamos Advisors LLC and its
                                                      predecessor, and Calamos
                                                      Financial Services LLC and its
                                                      predecessor (since 2004);
                                                      Senior Vice President,
                                                      Alternative Investments and
                                                      Tax Services of BISYS, prior
                                                      thereto
Patrick H. Dudasik, 50    Vice President (of CHI    Executive Vice President, Chief
                            since 2002, of CHY and    Financial Officer and
                            CSQ since 2003 and of     Treasurer, Calamos Asset
                            CGO since 2005)           Management, Inc., Calamos
                                                      Holdings LLC, Calamos Advisors
                                                      LLC and its predecessor, and
                                                      Calamos Financial Services LLC
                                                      and its predecessor
James S. Hamman, Jr., 36  Secretary (of CHI since   Executive Vice President,
                            2002, of CHY and CSQ      Secretary and General Counsel,
                            since 2003 and of CGO     Calamos Asset Management,
                            since 2005) and Chief     Inc., Calamos Holdings LLC,
                            Compliance Officer        Calamos Advisors LLC and its
                            (2004-2005)               predecessor, and Calamos
                                                      Financial Services LLC and its
                                                      predecessor
Mark Mickey, 54           Chief Compliance Officer  Chief Compliance Officer,
                            (since 2005)              Calamos Advisors LLC (since
                                                      2005); Director of Risk
                                                      Assessment and Internal Audit,
                                                      Calamos Advisors (2003-2005);
                                                      President, Mark Mickey
                                                      Consulting (2002-2003);
                                                      Executive Vice President and
                                                      Head of Compliance, ABN AMRO,
                                                      Inc., prior thereto

      The address of each officer is 2020 Calamos Court, Naperville, Illinois 60563-2787.

      COMMITTEES OF THE BOARD OF TRUSTEES. Each Fund's board of trustees currently has four standing committees:

      - Executive Committee. Messrs. John Calamos, Nick Calamos and Stephen Timbers are members of each Fund's executive committee, which has authority during intervals between meetings of the board of trustees to exercise the powers of the board, with certain exceptions.

      - Dividend Committee. Messrs. John Calamos and Nick Calamos serve on each Fund's dividend committee. Each dividend committee is authorized to declare distributions on the respective Fund's shares in accordance with such Fund's distribution policies, including, but not limited to, regular dividends, special dividends and short- and long-term capital gains distributions.

      - Audit Committee. Messrs. Hanauer, Marsh, Neal, Rybak, Timbers and Tripple serve on each Fund's audit committee. The audit committees operate under a written charter, which is attached hereto as Appendix A, adopted and approved by each board. Each audit committee selects independent auditors, approves services to be rendered by the auditors, monitors the auditors' performance, reviews the results of each Fund's audit, determines whether to recommend to the board that the Fund's audited financial statements be included in the Fund's annual report and responds to other matters deemed appropriate by the boards. Each committee member is "independent" as defined by the New York Stock Exchange. Each Fund's board has determined Messrs. Neal, Rybak and Timbers to be audit committee financial experts.

      - Governance Committee. Messrs. Hanauer, Marsh, Neal, Rybak, Timbers and Tripple serve on each Fund's governance committee. Each committee member is "independent" as defined by the New York Stock Exchange. The governance committees operate under a written charter, which is attached hereto as Appendix B, adopted and approved by each board. Each governance committee oversees the independence and effective functioning of the board of trustees and endeavors to be informed about good practices for mutual fund boards.

      The governance committees also function as nominating committees by making recommendations to the boards of trustees regarding candidates for election as non-interested trustees. The governance committees look to many sources for recommendations of qualified trustees, including current trustees, employees of Calamos Advisors, current shareholders of the Funds, search firms that are compensated for their services and other third party sources. Search firms that are retained by the governance committees to identify potential candidates evaluate potential candidates, conduct screening interviews and provide information to the governance committees with respect to the individual candidates and the market for available candidates. In making trustee recommendations, the governance committees consider a number of factors, including a candidate's background, integrity, knowledge and relevant experience. These factors are set forth in an appendix to the committees' charter. Any prospective candidate is interviewed by the Funds' trustees and officers, and references are checked. The governance committees will consider shareholder recommendations regarding potential trustee candidates that are properly submitted to the governance committees for their consideration.

      A shareholder of a Fund who wishes to propose a trustee candidate must submit any such recommendation in writing via regular mail to the attention of the Fund's Secretary, at the address of the Fund's principal executive offices. The shareholder recommendation must include:

      - the number and class of all Fund shares owned beneficially or of record by the nominating shareholder at the time the recommendation is submitted and the dates on which such shares were acquired, specifying the number of shares owned beneficially;

      - a full listing of the proposed candidate's education, experience (including knowledge of the investment company industry, experience as a director or senior officer of public or private companies, and directorships on other boards of other registered investment companies), current employment, date of birth, business and residence address, and the names and addresses of at least three professional references;

      - information as to whether the candidate is, has been or may be an "interested person" (as such term is defined in the 1940 Act) of the Funds, Calamos Advisors or any of its affiliates, and, if believed not to be or have been an "interested person," information regarding the candidate that will be sufficient for the committee to make such determination;

      - the written and signed consent of the candidate to be named as a nominee and to serve as a trustee of the Funds, if elected;

      - a description of all arrangements or understandings between the nominating shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the shareholder recommendation is being made, and if none, so specify;

      - the class or series and number of all shares of the Funds owned of record or beneficially by the candidate, as reported by the candidate; and

      - such other information that would be helpful to the governance committees in evaluating the candidate.

      The governance committees may require the nominating shareholder to furnish other information they may reasonably require or deem necessary to verify any information furnished pursuant to the procedures delineated above or to determine the qualifications and eligibility of the candidate proposed by the nominating shareholder to serve as a trustee. If the nominating shareholder fails to provide such additional information in writing within seven days of receipt of written request from the governance committees, the recommendation of such candidate will be deemed not properly submitted for consideration, and the governance committees are not required to consider such candidate.

      Unless otherwise specified by the governance committees' chairman or by legal counsel to the non-interested trustees, the Funds' Secretary will promptly forward all shareholder recommendations to the governance committees' chairman and the legal counsel to the non-interested trustees, indicating whether the shareholder recommendation has been properly submitted pursuant to the procedures adopted by the governance committees for the consideration of trustee candidates nominated by shareholders.

      Recommendations for candidates as trustees will be evaluated, among other things, in light of whether the number of trustees is expected to change and whether the trustees expect any vacancies. During periods when the governance committees are not actively recruiting new trustees, shareholder recommendations will be kept on file until active recruitment is under way. After consideration of a shareholder recommendation the governance committees may dispose of the shareholder recommendation.

      In addition to the above committees, each Fund's board of trustees has appointed and oversees a pricing committee comprised of officers of the Fund and employees of Calamos Advisors.

      The following table shows the number of meetings held for each Fund during the fiscal year ended October 31, 2005:

                                                 CHI   CHY   CSQ   CGO
Board of Trustees                                 5     5     5     5
Executive Committee*                              0     0     0     0
Audit Committee                                   4     4     4     4
Governance Committee                              3     3     3     3
Dividend Committee**                              0     0     0     0

* Although the executive committees of CHI, CHY, CSQ and CGO held no meetings, they acted by written consent on 9, 7, 5 and 1 occasions, respectively.

** Although the dividend committees of CHI, CHY, CSQ and CGO held no meetings, they acted by written consent on 6, 6, 6 and 0 occasions, respectively.

      Each of the trustees and committee members then serving attended at least 75% of the meetings of the board of trustees and applicable committees held during the fiscal year, except for Nick Calamos, who attended 60% of the meetings held by the board of trustees.

      TRUSTEE COMPENSATION. The Funds do not compensate any of the trustees who are affiliated persons of Calamos Advisors. The following table sets forth certain information with respect to the compensation paid by the Funds and the Fund Complex during the fiscal year ended October 31, 2005 to each of the current trustees.

NAME                                CHI+     CHY+     CSQ+    CGO+   FUND COMPLEX*+
John P. Calamos                    $    0   $    0   $    0   $ 0       $     0
Nick P. Calamos                         0        0        0     0             0
Weston W. Marsh                     5,333    5,540    7,355   313        71,000
Joe F. Hanauer                      5,333    5,540    7,355   313        71,000
John E. Neal                        5,654    5,876    7,821   335        76,000
William R. Rybak                    5,654    5,876    7,821   335        76,000
Stephen B. Timbers                  6,636    6,932    9,525   446        93,500
David D. Tripple**                   na       na       na     na         na

+ Includes fees deferred during the year pursuant to the deferred compensation plan described below. As of October 31, 2005, the values of Messrs. Neal's and Marsh's deferred compensation accounts were $226,108 and $89,063, respectively.

* The Fund Complex includes Calamos Investment Trust, Calamos Advisors Trust and the Funds.

**  Appointed trustee effective January 1, 2006.

      The Funds have adopted a deferred compensation plan (the "Plan"). Under the Plan, a trustee who is not an "interested person" of Calamos Advisors who has elected to participate in the Plan ("participating trustees") may defer receipt of all or a portion of his compensation from the Funds. The deferred compensation payable to the participating trustee is credited to the participating trustee's deferral account as of the business day such compensation would have been paid to the participating trustee. The value of a participating trustee's deferred compensation account at any time is equal to what would be the value if the amounts credited to the account had instead been invested in shares of one or more of the funds of Calamos Investment Trust as designated by the participating trustee. Thus, the value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. If a participating trustee retires, the participating trustee may elect to receive payments under the plan in a lump sum or in equal annual installments over a period of five years. If a participating trustee dies, any amount payable under the Plan will be paid to the participating trustee's beneficiaries.

      CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS. The Funds have entered into Investment Management Agreements and a Financial Accounting Services Agreement with Calamos Advisors. Calamos Advisors is indirectly owned by Messrs. John Calamos and Nick Calamos, who serve as trustees of the Funds. According to the terms of the Investment Management Agreements, Calamos Advisors provides portfolio management services to the Funds in consideration for fees based on the Funds' average weekly managed assets. According to the terms of the Financial Accounting Services Agreement, Calamos Advisors provides certain accounting services to the Funds in consideration for fees based on the Funds' daily average net assets.

      REQUIRED VOTE. The trustees of a Fund will be elected by the vote of a plurality of all shares of the Fund present at the meeting, in person or by proxy. Each share is entitled to one vote, and one-third of the shares of each Fund entitled to vote is a quorum for that Fund.

BOARD RECOMMENDATION

      EACH FUND'S BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT EACH FUND'S SHAREHOLDERS VOTE "FOR" THE NOMINEES.

                                 OTHER MATTERS

      Each Fund's board of trustees knows of no other matters that are intended to be brought before the meeting. If other matters are presented for action, the proxies named in the enclosed form of proxy will vote on those matters in their sole discretion.

                       MORE INFORMATION ABOUT THE MEETING

      SHAREHOLDERS. At the record date, the Funds had the following numbers of shares issued and outstanding:

                       COMMON SHARES   PREFERRED SHARES
CHI                      46,474,537         15,360
CHY                      62,200,083         17,200
CSQ                     154,514,000         43,200
CGO                       8,006,981          2,360

      At February 1, 2006, each trustee beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the Securities Exchange Act of 1934) shares of the Funds and of all Funds in the Fund Complex having values within the following indicated dollar ranges.

                                                                                               AGGREGATE DOLLAR
                                                                                              RANGE OF SHARES IN
TRUSTEE                      CHI               CHY               CSQ               CGO         THE FUND COMPLEX
John P. Calamos         Over $100,000    $50,001-$100,000   Over $100,000     Over $100,000     Over $100,000
Nick P. Calamos        $50,001-$100,000        None         Over $100,000         None          Over $100,000
Joe F. Hanauer               None              None              None             None          Over $100,000
Weston W. Marsh        $50,001-$100,000  $50,001-$100,000  $50,001-$100,000       None          Over $100,000
John E. Neal            Over $100,000          None         Over $100,000         None          Over $100,000
William R. Rybak       $10,001-$50,000   $10,001-$50,000   $10,001-$50,000        None          Over $100,000
Stephen B. Timbers           None         Over $100,000          None             None          Over $100,000
David D. Tripple       $10,001-$50,000   $10,001-$50,000   $10,001-$50,000   $10,001-$50,000    Over $100,000

      At February 1, 2006, each trustee, and the trustees and officers as a group, beneficially owned (as determined pursuant to Rule 13d-3 under the Securities Exchange Act of 1934) shares of the Funds (or percentage of outstanding shares) as follows:

                         NUMBER OF             NUMBER OF             NUMBER OF             NUMBER OF
                          COMMON                COMMON                COMMON                COMMON
       TRUSTEE         SHARES OF CHI    %    SHARES OF CHY    %    SHARES OF CSQ    %    SHARES OF CGO     %
John P. Calamos          7,653         *       5,887         *      130,130        *      100,600        1.26%
Nick P. Calamos          2,691         *         0           *       78,687        *         0             *
Joe F. Hanauer             0           *         0           *         0           *         0             *
Weston W. Marsh          2,800         *       3,500         *       4,400         *         0             *
John E. Neal            17,000         *         0           *       16,000        *         0             *
William R. Rybak         1,175         *       1,357         *       1,587         *         0             *
Stephen B. Timbers         0           *       7,000         *         0           *         0             *
David D. Tripple         2,400         *       3,000         *       3,500         *       3,400           *
Trustees and Officers
  as a group (12
  persons)              33,719         *      20,744         *      234,304        *      104,000        1.30%

* Indicates less than 1%.

      At February 1, 2006, no trustee or officer held preferred shares of any Fund.

      At January 20, 2006, the following persons were known to own beneficially or of record more than 5% of the outstanding securities of each of the following Funds. To each Fund's knowledge, no change in control of such Fund has occurred since the beginning of its last fiscal year.

        CLASS                NAME AND ADDRESS               NUMBER OF      PERCENT
FUND  OF SHARES              OF RECORD OWNER               SHARES OWNED    OF CLASS
CHI    Common     Merrill Lynch Pierce Fenner & Smith      8,706,401.816    18.76%
                  101 Hudson Street, 9th Floor
                  Jersey City, NJ 07302
                  Attn: Veronica O'Neill
                  Citigroup Global Markets, Inc.           5,878,976.000    12.67%
                  Attn: Patricia Haller
                  333 West 34th Street, 3rd Floor
                  New York, NY 10001
                  First Clearing LLC                       4,623,541.347     9.96%
                  Attn: Roxie Huffman
                  P.O. Box 6510
                  Glen Allen, VA 23058-6510

        CLASS                NAME AND ADDRESS               NUMBER OF      PERCENT
FUND  OF SHARES              OF RECORD OWNER               SHARES OWNED    OF CLASS
                  UBS Financial Services Inc.              3,831,343.000     8.26%
                  Attn: Jane Flood
                  1000 Harbor Blvd.
                  Weehawken, N.J. 07086

      Preferred   Merrill Lynch Pierce Fenner & Smith          4,144.000    26.98%
                  101 Hudson Street, 9th Floor
                  Jersey City, NJ 07302
                  Attn: Veronica O'Neill
                  National Financial Services, LLC             1,783.000    11.61%
                  Attn: Lewis Trezza
                  200 Liberty Street
                  One World Financial Tower, 5th Floor
                  New York, NY 10281
                  UBS Financial Services Inc.                  1,451.000     9.45%
                  Attn: Jane Flood
                  1000 Harbor Blvd.
                  Weehawken, N.J. 07086
                  Morgan Stanley                               1,361.000     8.86%
                  4511 North Himes Avenue
                  Suite 210
                  Tampa, FL 33614
                  Attn: C.J. Manning

CHY    Common     Citigroup Global Markets, Inc.          23,157,815.000    37.27%
                  Attn: Patricia Haller
                  333 West 34th Street, 3rd Floor
                  New York, NY 10001
                  First Clearing LLC                       4,151,961.592     6.68%
                  Attn: Roxie Huffman
                  P.O. Box 6510
                  Glen Allen, VA 23058-6510
                  RBC Dain Rauscher Incorporated           3,567,140.000     5.74%
                  Attn: Proxy Dept. 11Q6
                  510 Marquette Avenue South
                  Minneapolis, MN 55402
                  Legg Mason Wood Walker, Inc.             3,492,695.000     5.62%
                  Attn: John Barry
                  11155 Redrun Boulevard
                  Owingsmills, MD 21117

        CLASS                NAME AND ADDRESS               NUMBER OF      PERCENT
FUND  OF SHARES              OF RECORD OWNER               SHARES OWNED    OF CLASS
      Preferred   Citigroup Global Markets, Inc.               5,671.000    32.97%
                  Attn: Patricia Haller
                  333 West 34th Street, 3rd Floor
                  New York, NY 10001
                  RBC Dain Rauscher Incorporated               4,044.000    23.51%
                  Attn: Proxy Dept. 11Q6
                  510 Marquette Avenue South
                  Minneapolis, MN 55402
                  First Clearing LLC                           2,473.000    14.38%
                  Attn: Roxie Huffman
                  P.O. Box 6510
                  Glen Allen, VA 23058-6510
                  Morgan Stanley                               1,221.000     7.10%
                  4511 North Himes Avenue
                  Suite 210
                  Tampa, FL 33614
                  Attn: C.J. Manning

CSQ    Common     Citigroup Global Markets, Inc.          36,136,562.000    23.39%
                  Attn: Patricia Haller
                  333 West 34th Street, 3rd Floor
                  New York, NY 10001
                  Merrill Lynch Pierce Fenner & Smith     30,986,830.000    20.05%
                  101 Hudson Street, 9th Floor
                  Jersey City, NJ 07302
                  Attn: Veronica O'Neill
                  UBS Financial Services Inc.             22,632,609.000    14.65%
                  Attn: Jane Flood
                  1000 Harbor Blvd.
                  Weehawken, N.J. 07086
                  A.G. Edwards & Sons, Inc.                8,632,204.564     5.59%
                  Attn: Proxy Department
                  1431 Kingsland Avenue
                  Pagedale, MO 63133
                  RBC Dain Rauscher Incorporated           8,253,430.000     5.34%
                  Attn: Proxy Dept. 11Q6
                  510 Marquette Avenue South
                  Minneapolis, MN 55402

      Preferred   Citigroup Global Markets, Inc.              18,502.000    42.83%
                  Attn: Patricia Haller
                  333 West 34th Street, 3rd Floor
                  New York, NY 10001

        CLASS                NAME AND ADDRESS               NUMBER OF      PERCENT
FUND  OF SHARES              OF RECORD OWNER               SHARES OWNED    OF CLASS
                  UBS Financial Services Inc.                  6,998.000    16.20%
                  Attn: Jane Flood
                  1000 Harbor Blvd.
                  Weehawken, N.J. 07086
                  Merrill Lynch Pierce Fenner & Smith          3,658.000     8.47%
                  101 Hudson Street, 9th Floor
                  Jersey City, NJ 07302
                  Attn: Veronica O'Neill
                  Morgan Stanley                               3,313.000     7.67%
                  4511 North Himes Avenue
                  Suite 210
                  Tampa, FL 33614
                  Attn: C.J. Manning

CGO    Common     Citigroup Global Markets, Inc.           3,319,715.000    41.46%
                  Attn: Patricia Haller
                  333 West 34th Street, 3rd Floor
                  New York, NY 10001
                  UBS Financial Services Inc.              1,672,837.000    20.89%
                  Attn: Jane Flood
                  1000 Harbor Blvd.
                  Weehawken, N.J. 07086
                  RBC Dain Rauscher Incorporated             553,827.000     6.92%
                  Attn: Proxy Dept. 11Q6
                  510 Marquette Avenue South
                  Minneapolis, MN 55402

      Preferred   Citigroup Global Markets, Inc.               2,360.000   100.00%
                  Attn: Patricia Haller
                  333 West 34th Street, 3rd Floor
                  New York, NY 10001

      HOW PROXIES WILL BE VOTED. All proxies solicited by the board of trustees that are properly executed and received prior to the meeting, and that are not revoked, will be voted at the meeting. Shares represented by those proxies will be voted in accordance with the instructions marked on the proxy. If no instructions are specified, shares will not be counted as a vote FOR the proposal.

      HOW TO VOTE. Complete, sign and date the enclosed proxy card and return it in the enclosed envelope.

      EXPENSES. The expenses of preparing, printing and mailing the enclosed proxy card, the accompanying notice and this proxy statement and all other costs, in connection with the solicitation of proxies will be borne by the Funds. The Funds may also reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of shares of the Funds. In order to obtain the necessary quorum at the meeting, additional solicitation may be made by mail, telephone, telegraph, facsimile or personal interview by representatives of the Funds, Calamos Advisors, the Funds' transfer agent, or by brokers or their representatives or by a solicitation firm that may be engaged by the Funds to assist in proxy solicitations. Any costs associated with such additional solicitation are not anticipated to be significant.

      HOUSEHOLDING. The Funds reduce the number of duplicate shareholder reports and proxy statements your household receives by sending only one copy of those documents to those addresses shared by two or more accounts. Call the Funds at 1-800-582-6959 or write to the Funds at the address on page one of this proxy statement to request individual copies of shareholder reports and proxy statements, or to request a single copy of shareholder reports and proxy statements if your household is receiving duplicate copies. We will begin sending your household single or multiple copies, as you request, as soon as practicable after receiving your request.

      REVOKING A PROXY. At any time before it has been voted, you may revoke your proxy by: (1) sending a letter saying that you are revoking your proxy to the Secretary of the Funds at the Funds' offices located at 2020 Calamos Court, Naperville, Illinois 60563-2787; (2) properly executing and sending a later-dated proxy; or (3) attending the meeting, requesting return of any previously delivered proxy, and voting in person.

      QUORUM, VOTING AT THE MEETING, AND ADJOURNMENT. One-third of the shares of each Fund entitled to vote, present in person or represented by proxy, constitutes a quorum for electing trustees of that Fund. For purposes of determining the presence or absence of a quorum and for determining whether sufficient votes have been received for approval of any matter to be acted upon at the meeting, abstentions and broker nonvotes will be treated as shares that are present at the meeting but have not been voted.

      If a quorum is not present in person or by proxy at the meeting, or if a quorum is present at the meeting but not enough votes to approve a proposal are received, the persons named as proxies may propose one or more adjournments of the meeting to permit further
 18
solicitation of proxies. Any proposal for adjournment for a Fund will require the vote of a majority of the shares of the Fund represented at the meeting in person or by proxy.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 30(h) of the 1940 Act and Section 16(a) of the Securities Exchange Act of 1934 require the Funds' trustees and officers, investment adviser, affiliated persons of the investment adviser and persons who own more than 10% of a registered class of the Funds' equity securities to file forms reporting their affiliation with the Fund(s) and reports of ownership and changes in ownership of the Funds' shares with the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange. Those persons and entities are required by SEC regulation to furnish the Funds with copies of all Section 16(a) forms they file. Based on a review of those forms furnished to the Funds, each Fund believes that its trustees and officers, investment adviser and affiliated persons of the investment adviser have complied with all applicable Section 16(a) filing requirements, except that Mark Mickey was late in filing Forms 3 for Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund and Calamos Strategic Total Return Fund and in filing a Form 4 for Calamos Convertible and High Income Fund and Stephen Timbers was late in filing Forms 3 for Calamos Opportunities and Income Fund and Calamos Convertible and High Income Fund. In addition, Calamos Advisors was late in filing its initial report of ownership for Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund and Calamos Strategic Total Return Fund resulting from a reorganization with a predecessor, which predecessor previously reported its ownership of such Funds. To the knowledge of each Fund's management, for purposes of Section 16(a) reporting, no person owns beneficially more than 10% of a class of any Fund's equity securities.

                             AUDIT COMMITTEE REPORT

      The audit committee of each Fund's board of trustees reviews that Fund's annual financial statements with both management and the independent auditors, and the committee meets periodically with the independent and internal auditors to consider their evaluation of the Fund's financial and internal controls.

      Each audit committee, in discharging its duties, has met with and held discussions with management and the Fund's independent and internal auditors. The committees have reviewed and discussed the audited financial statements with management. Management has represented to the independent auditors that each Fund's financial statements were prepared in accordance with generally accepted accounting principles.

      The audit committees have also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees). The independent auditors provided to the committees the written disclosure required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the committees discussed with representatives of the independent auditors their firm's independence.

      Based on each audit committee's review and discussions with management and the independent auditors, the representations of management and the reports of the independent auditors to the committees, each committee recommended that the respective board include the audited financial statements in the Fund's annual report.

      The members of the audit committee are: Joe F. Hanauer, Weston W. Marsh, John E. Neal, William R. Rybak, Stephen B. Timbers and David D. Tripple.

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      Each Fund's audit committee selected Deloitte & Touche LLP ("D&T") as the independent registered public accounting firm to audit the books and records of that Fund for its fiscal year ending October 31, 2005. A representative of D&T will not be present at the meeting.

                             AUDIT AND RELATED FEES

      AUDIT FEES. D&T billed CHI, CHY, CSQ and CGO aggregate fees in the amounts of $34,717, $34,717, $34,717 and $15,500, respectively, for the fiscal year ended October 31, 2005 and $30,500, $30,500, $34,500, and $0, respectively, for the fiscal year ended October 31, 2004 for professional services rendered with respect to the audits of the Funds' annual financial statements or services that are typically provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

      AUDIT RELATED FEES. D&T billed CHI, CHY, CSQ and CGO aggregate fees in the amounts of $27,192, $27,192, $27,192 and $16,000, respectively, for the fiscal year ended October 31, 2005 and $29,917, $17,917, $49,917 and $0, respectively, for the fiscal year ended October 31, 2004 for assurance and related services that are reasonably related to the performance of the audit of the Funds' financial statements and not reported above.

      There were no fees billed in either of the last two fiscal years for assurance and related services rendered by D&T to Calamos Advisors or any entity controlling, controlled by or under common control with Calamos Advisors that are reasonably related to the performance of the audit of the Funds' financial statements that were required to be pre-approved by any of the Funds' audit committees.

      TAX FEES. D&T billed CHI, CHY, CSQ and CGO aggregate fees in the amounts of $4,850, $4,850, $4,850 and $1,500, respectively, for the fiscal year ended October 31, 2005 and $6,079, $6,079, $4,667 and $0, respectively, for the fiscal year ended October 31, 2004 for professional services for tax compliance, tax advice, tax planning and tax return preparation services.

      There were no fees billed in either of the last two fiscal years for professional services rendered by D&T to Calamos Advisors or any entity controlling, controlled by or under common control with Calamos Advisors for tax compliance, tax advice and tax planning that were required to be pre-approved by any of the Funds' audit committees.

      ALL OTHER FEES. D&T billed CHI, CHY, CSQ and CGO aggregate fees in the amounts of $35,542, $42,158, $101,848 and $500, respectively, for the fiscal year ended October 31, 2005 and $7,500, $7,500, $2,500 and $0, respectively, for the fiscal year ended October 31, 2004 for products and services, including internal control review services, other than the services reported above.

      There were no fees billed in either of the last two fiscal years for products and services provided by D&T to Calamos Advisors or any entity controlling, controlled by or under common control with Calamos Advisors that were required to be pre-approved by any of the Funds' audit committees.

      AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES. Each Fund's audit committee meets with D&T and Calamos Advisors to review and pre-approve all audit services to be provided by D&T.

      Each audit committee shall pre-approve all non-audit services to be provided by D&T to the respective Fund, including the fees and other compensation to be paid to D&T; provided that the pre-approval of non-audit services is waived if (i) the services were not recognized by management at the time of the engagement as non-audit services, (ii) the aggregate fees for all non-audit services provided to the relevant Fund are less than 5% of the total fees paid by such Fund to D&T during the fiscal year in which the non-audit services are provided, and (iii) such services are promptly brought to the attention of the audit committee by Calamos Advisors and such audit committee approves them prior to the completion of the audit.

      Each audit committee shall pre-approve all non-audit services to be provided by D&T to Calamos Advisors or any entity controlling, controlled by or under common control with Calamos Advisors that provides ongoing services to the respective Fund if the engagement relates directly to the operations or financial reporting of the Fund, including the fees and other compensation to be paid to D&T; provided that pre-approval of non-audit services to Calamos Advisors or any of its affiliates is not required if (i) the services were not recognized by Calamos Advisors at the time of the engagement as non-audit services, (ii) the aggregate fees for all non-audit services provided to Calamos Advisors and all entities controlling, controlled by or under common control with Calamos Advisors are less than 5% of the total fees for non-audit services requiring pre-approval paid by the Fund, Calamos Advisors or its affiliates to D&T during the fiscal year in which the non-audit services are provided, and
(iii) such services are promptly brought to the attention of the relevant audit committee by Calamos Advisors and the audit committee approves them prior to the completion of the audit.

      One hundred percent of the services provided to each Fund described under the paragraphs entitled Audit-Related Fees, Tax Fees and All Other Fees were pre-approved by the relevant Fund's audit committees. There were no services provided to Calamos Advisors or any entity controlling, controlled by or under common control with Calamos Advisors described in the paragraphs entitled Audit-Related Fees, Tax Fees and All Other Fees that were required pre-approved by the audit committees.

      AGGREGATE NON-AUDIT FEES. D&T billed CHI, CHY, CSQ and CGO aggregate fees in the amounts of $40,392, $47,008, $106,698 and $2,000, respectively, for the fiscal year ended October 31, 2005 and $13,579, $13,579, $7,167 and $0, respectively, for the fiscal year ended October 31, 2004 for non-audit services. D&T billed Calamos Advisors or any entity controlling, controlled by or under common control with Calamos Advisors aggregate non-audit fees in the amounts of $31,256 and $58,000 for the fiscal years ended October 31, 2005 and October 31, 2004, respectively, for services rendered.

      The Funds' audit committees approved such non-audit services.

      Each Fund's audit committee has considered whether D&T's provision of services (other than audit services to each Fund) to the Fund, Calamos Advisors and affiliates of Calamos Advisors that provide services to the Fund is compatible with maintaining D&T's independence in performing audit services.

                                 ADMINISTRATOR

      Each Fund has entered into an administration agreement with State Street Bank and Trust Company whose principal business address is 225 Franklin Street, Boston, Massachusetts 02110.

                           SHAREHOLDER COMMUNICATIONS

      Shareholders are able to send communications to the Funds' governance committees. Communications should be addressed to the Secretary of the Funds at their principal offices at 2020 Calamos Court, Naperville, Illinois 60563-2787. The Secretary will forward any communications received directly to the governance committees. The Funds do not have a policy with regard to trustee attendance at annual meetings. All of the trustees of the Funds attended the 2005 annual meeting.

                             SHAREHOLDER PROPOSALS

      A shareholder proposal for consideration at the 2007 annual meeting of a Fund should be submitted in writing pursuant to Rule 14a-8 of the Securities Exchange Act of 1934 to the Secretary of the Fund at 2020 Calamos Court, Naperville, Illinois 60563-2787, not later than November 9, 2006. A shareholder wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) of a proposal submitted outside of the process of Rule 14a-8 must submit such written notice to the Fund not later than January 23, 2007. Any proposal, shall be included in a written notice that includes the shareholder's name and address, the number of shares of the Fund(s) that the shareholder owns of record or beneficially, the dates on which those shares were acquired, and documentary support for a claim of beneficial ownership if the shares are registered in a different name. Timely submission of a proposal does not mean the proposal will be included in the proxy material sent to shareholders.

                                          By Order of the Board of Trustees of
                                          each Fund,

                                          James S. Hamman, Jr.
                                          Secretary

February 24, 2006

                                                                      Appendix A

                            CALAMOS INVESTMENT TRUST
                             CALAMOS ADVISORS TRUST
               CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND
                    CALAMOS CONVERTIBLE AND HIGH INCOME FUND
                      CALAMOS STRATEGIC TOTAL RETURN FUND
                        CALAMOS GLOBAL TOTAL RETURN FUND

                            AUDIT COMMITTEE CHARTER
             (adopted by the Boards of Trustees on October 7, 2005)

I.     PURPOSES

      The Audit Committee (the "Committee") is a committee of the Board of Trustees (the "Board") of each of the trusts and funds named above (each referred to as a "Trust"). Its purposes are to:

      A. Oversee the Trust's accounting and financial reporting policies and practices, its internal controls over financial reporting and, as appropriate in its judgment, the internal controls of certain service providers;

      B. Assist Board oversight of (i) the integrity of the Trust's financial statements, (ii) the Trust's compliance with legal and regulatory requirements, (iii) the independent auditors' qualifications and independence, and (iv) the performance of the independent auditors;

      C. Pre-approve the audit and non-audit services that the Trust's independent auditors provide to the Trust and certain non-audit services that the Trust's independent auditors may provide to the Trust's investment adviser (the "Adviser") and its affiliates;

      D. Prepare a Committee report as required by the SEC to be included in the annual proxy statement of any closed-end Trust; and

      E. Act as a liaison between the Trust's independent auditors and the Board.

      The function of the Committee is oversight. It is the responsibility of management and the Trust's service providers to maintain appropriate systems for accounting and internal control, and the independent auditors' responsibility to plan and carry out proper audits. In fulfilling their responsibilities as members of the Committee, it is recognized that members of the Committee are not full-time employees of the Trust or the Adviser and are not, and do not represent themselves to be, performing the functions of auditors or accountants. As such, it is not the duty or responsibility of the Committee or its members to conduct field work or other types of auditing or accounting reviews or procedures or to set auditor independence standards, and each member of the Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Trust or the Adviser from which it receives information, (ii) the accuracy of financial and other information provided to the Committee by such persons or organizations absent actual knowledge to the contrary (which shall be promptly reported to the Board) and (iii) representations made by management and the Trust's service providers as to any information technology, internal audit or other non-audit services provided by the Trust's auditors, the Adviser, the distributor, the custodian, any other Trust service provider or any entity in a control relationship with the Trust or the Adviser.

II.    ORGANIZATION AND COMPOSITION

      This charter has been adopted by the Board of each Trust. The members of the Committee of each Board shall be appointed annually by such Board, which shall also designate a chair of the Committee. Members of the Committee shall serve at the pleasure of the Board.

      The Committee shall be comprised of three or more Board members, each of whom the Board has determined to be: (a) not an "interested person" of the Trust, as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"), (b) free of any relationship with the management of the Trust or the Adviser, distributor or custodian, that, in the opinion of the Board, would interfere with the member's exercise of independent judgment as a Committee member, (c) in compliance with the independence requirements of the Sarbanes-Oxley Act of 2002 and the rules of the Securities and Exchange Commission (the "SEC") adopted thereunder, and (d) for closed-end Trusts only, meet the independence requirements set forth in New York Stock Exchange listing standards.

      If a Committee member serves on the audit committees of more than three public companies, the Board must determine that such simultaneous service would not impair the ability of such member to effectively serve on the Committee.

      The Board, in its business judgment, shall determine that each member of the Committee is financially literate (or, in the case of a member who was not financially literate at the time of appointment to the Committee, is expected to become financially literate within a reasonable time thereafter) and whether any member is an "audit committee financial expert," as defined by the SEC. At least one member shall have accounting or related financial management expertise, as the Board interprets such qualification in its business judgment. Committee members may enhance their familiarity with finance and accounting by participating in educational programs from time to time, at the expense of the Trust.

III.   MEETINGS

      The Committee shall meet four times annually, or more frequently if required. The presence in person or by telephone of a majority of the Committee members shall constitute a quorum at any meeting.

IV.    RESPONSIBILITIES

The Committee shall:

      A.   WITH RESPECT TO THE INDEPENDENT AUDITORS.

              1. Consistent with the requirements of the Investment Company Act and relevant state law, have the ultimate authority and responsibility to select (or to nominate the independent auditors to be proposed for shareholder approval in any proxy statement), evaluate and, where appropriate, replace the independent auditors; review the auditors' fees to determine whether such fees appear to be appropriate for the services rendered; and, review and evaluate the lead audit partner of the independent auditor and confirm the required rotation of all "audit partners" (as such term is defined by the SEC).

              2. Evaluate the qualifications and performance of the independent auditors (and their lead partner), includ-ing specific representations as to their organization, experience and material changes in their personnel.

              3. Obtain confirmation from the independent auditors regarding their independence (including, but not limited to, disclosures regarding the independent auditors' independence required by Independence Standards Board Standard No. 1), review the nature and scope of, and fees for, any management consulting services provided by the independent auditors to the Trust or the Adviser or any entity in a control relationship with the Adviser and recommend that the Board take appropriate action, if any, in response to the independent auditors' report to satisfy itself of the independent auditors' independence.

              4. Obtain confirmation that the independent auditors are registered with the Public Company Accounting Oversight Board (the "PCAOB") and has filed its annual report with the PCAOB. If available, the Committee may review the independent auditors registration application to the PCAOB and its annual report submitted to the PCAOB.

              5. Approve a written engagement letter from the independent auditors regarding any audit engagement, which shall provide, among other things, that:

                    a. The Committee shall be directly responsible for the appointment, termination, compensation and oversight of the independent auditors.

                    b. The independent auditors shall report directly to the Committee.

      B. SCOPE OF AUDIT. Meet with the independent auditors and management of the Trust to review the scope of the proposed audit for the current year and the audit procedures to be performed, including pre-approval of all audit services to be provided by the independent auditors of the Trust.

      C. PRE-APPROVAL OF NON-AUDIT SERVICES TO THE TRUST. Pre-approve, or adopt appropriate procedures to pre-approve, any engagement of the independent auditors to provide any audit or non-audit services to the Trust (other than the "prohibited non-audit services" set forth in Appendix I), including the fees and other compensation to be paid to the independent auditors. The chairman of the Committee, or any Committee member in his absence, may grant such pre-approval. Any such delegated pre-approval shall be reported to the Committee by the chairman at the next meeting of the Committee.(1)

      D.   PRE-APPROVAL OF NON-AUDIT SERVICES TO THE ADVISER AND ITS
           AFFILIATES. Pre-approve, or adopt appropriate procedures to pre-approve, any engagement of the independent auditors to provide any audit or non-audit services to the Adviser or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Trust if the engagement relates directly to the operations or financial reporting of the Trust, including the fees and other compensation to be paid to the independent auditors. The chairman of the Committee, or any Committee member in his absence, may grant such pre-approval. Any such delegated pre-approval shall be reported to the Committee by the chairman at the next meeting of the Committee.(2)

---------------

1  Pre-approval of non-audit services for the Trust is waived, if:

       a. the services were not recognized by management at the time of the engagement as non-audit services;

       b. the aggregate fees for all non-audit services provided to the Trust are less than 5% of the total fees paid by the Trust to its independent auditors during the fiscal year in which the non-audit services are provided; and

       c. such services are promptly brought to the attention of the Committee by management and the Committee approves them (which may be by delegation as provided for above) prior to the completion of the audit.

2 Pre-approval of non-audit services to the Adviser or an affiliate of the Adviser is not required if:

       a. the services were not recognized by management at the time of the engagement as non-audit services;

       b. the aggregate fees for all non-audit services provided to the Adviser and all entities controlling, controlled by or under common control with the Adviser are less than 5% of the total fees for non-audit services requiring pre-approval under Section IIIC or D of this Charter paid by the Trust, the Adviser and all such other entities to its independent auditors during the fiscal year in which the non-audit services are provided; and

      E. DISAGREEMENTS WITH RESPECT TO FINANCIAL REPORTING. Resolve disagreements between management and the independent auditors regarding financial reporting for the Trust.

      F. AUDIT RESULTS. Meet with the independent auditors and management of the Trust at the conclusion of the audit to review the results of the audit, including:

              1. The independent auditors' audit of the Trust's annual financial statements, including notes thereto and the auditors' report thereon, and any significant audit findings.

              2. The independent auditors' comments regarding any significant estimates by management.

              3. The independent auditors' judgments about the quality of, and the adequacy of disclosures in, the Trust's financial statements in relation to generally accepted accounting principles.

              4. The independent auditor's reports describing (a) the Trust's critical accounting policies and practices to be used in the audit, (b) the details of all alternative treatments of financial information within generally accepted accounting principles discussed with management, including the ramifications of the use of such alternative treatments, and the treatment preferred by the independent auditor, and (c) all material written communications between the independent auditor and management.

              5. Any significant difficulties the independent auditors encountered in the course of the audit, including any restrictions on their activities or access to requested information and any significant disagreements with management.

              6. Any "management" or "internal control" letter issued, or proposed to be issued, by the independent auditors to the Trust.

---------------

       c. such services are promptly brought to the attention of the Committee by management and the Committee approves them prior to the completion of the audit.
 30

              7. Any significant changes to the scope of the audit or the audit plan as previously approved by the Committee.

              8. Any other matters related to the conduct of the audit that are to be communicated to the Committee under generally accepted auditing standards, including, but not limited to, the matters required to be discussed by Statements on Auditing Standards Nos. 61 (Communications with Audit Committees), 89 (Audit Adjustments) and 90 (Audit Committee Communications).

              9. Any other comments or recommendations of the independent auditors.

      G. FINANCIAL STATEMENTS. For any closed-end Trust only, review with management of the Trust and the independent auditors, the Trust's audited financial statements, and recommend to the Board, if appropriate, that the audited financial statements be included in the Trust's annual report to shareholders required by Section 30(e) of the Investment Company Act and Rule 30d-1 thereunder; and review draft annual and semi-annual financial statements of each Fund.

      H. INTERNAL CONTROLS OF TRUST. Review at least annually with the independent auditors and management of the Trust the adequacy and effectiveness of the Trust's internal controls and elicit any recommendations for improving the internal controls or particular areas where new or more detailed controls or procedures may be desirable.

      I. INTERNAL CONTROLS OF CUSTODIAN. Review with the independent auditors and management of the Trust the adequacy and effectiveness of internal controls of the Trust's custodian, including significant comments on such controls by auditors of the custodian.

      J. EVALUATION OF ACCOUNTING FUNCTION. Meet with the independent auditors, without management of the Trust present, to review the independent auditors' evaluation for the Trust's accounting policies and financial disclosure practices, the efficiency and effectiveness of the personnel responsible for the Trust's accounting and financial affairs, the cooperation that the independent auditors received during the course of the audit, and such other matters as the Committee considers appropriate.

      K. MEETING WITH MANAGEMENT. Meet separately with management of the Trust as necessary to:

              1. Obtain confirmation that all required disclosures in the financial statements have been made.

              2. Obtain confirmation regarding the Trust's continued qualification as regulated investment companies under the Internal Revenue Code and their status regarding federal excise taxes.

              3.    Discuss management's assessment of the independent auditors.

              4. Discuss the timing and process for implementing the rotation of the lead audit partner, the concurring partner and any other active audit engagement team partner and consider whether there should be a regular rotation of the audit firm itself.

              5. Discuss (including with any relevant service providers) the semi-annual financial statements at the next Committee meeting following their issuance.

              6. Discuss other matters that fall within the purview of the Committee.

      L. RISK POLICIES. Review and discuss the Trust's most significant financial risk exposures and the guidelines and policies governing the process by which the Adviser and other relevant service providers assess and manage the Trust's exposure to risk.

      M. PRESS RELEASES. For any closed-end Trust only, discuss press releases to the extent they are related to financial information.

      N. LEGAL AND REGULATORY DEVELOPMENTS. Review legal and regulatory matters brought to the Committee's attention that may have a material effect on the financial statements of the Trust, the related compliance policies and programs of the Trust, any inspection or compliance report submitted by a regulator to the Trust or to the Adviser and any response to such report.
 32

      O. COMPLAINT PROCEDURES. Establish procedures for the receipt, retention and treatment of complaints received by the Trust or the Adviser regarding accounting, internal accounting controls or auditing matters, as well as for confidential, anonymous submissions by Trust or Adviser employees, or any provider of accounting related services for the Trust, of concerns regarding questionable accounting or auditing matters involving the Trust.

      P. HIRING POLICIES. Establish policies for hiring by the Trust or any entity in a control relationship with the Trust and review and approve policies for hiring by the Adviser or any entity in a control relationship with the Adviser of any employee or former employee of the independent auditors of the Trust.

      Q. EVALUATION OF COMMITTEE. Conduct an annual performance evaluation of the Committee.

      R. ANNUAL WRITTEN STATEMENT. The Committee shall obtain and review at least annually a report by the independent auditors describing:

              1. The independent auditors' internal quality-control procedures.

              2. Any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditors, and any steps taken to deal with any such issues.

              3. All relationships between the independent auditors and the Trust or the Adviser (the description of relationships should include a description of the non-audit services and corresponding fees that were not pre-approved by the Committee).

      S. CHARTER. Review this charter at least annually and recommend changes, if any, to the Board.

      T. MINUTES AND REPORTS TO BOARD. Maintain minutes of its meetings and report to the Board on meetings or actions of the Committee on a quarterly basis.

      U. OUTSIDE ADVISORS. Authorize and oversee investigations into any matters within the Committee's scope of responsibilities. The Committee shall be empowered to use Trust assets to engage special counsel or other consultants to assist the Committee in fulfilling its responsibilities, as the Committee reasonably considers appropriate. The Committee will report any use of the Trust' assets for such purpose on a quarterly basis to the Board.

      Although the Committee has the responsibilities set forth in this charter, except as expressly set forth in this charter, it is not the duty of the Committee to: (a) plan or conduct audits; (b) determine that the financial statements of the Trust are complete, accurate or in accordance with generally accepted accounting principles; (c) conduct investigations; or (d) assure compliance with laws, regulations or policies of the Trust.

                                                                      Appendix I

                         PROHIBITED NON-AUDIT SERVICES

      The independent auditors shall not perform any of the following non-audit services for the Trust ("prohibited non-audit services"):

      a. bookkeeping or other services related to the accounting records or financial statements of the Trust;

      b.  financial information systems design and implementation;

      c. appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

      d.  actuarial services;

      e.  internal audit outsourcing services;

      f.  management functions or human resources;

      g.  broker or dealer, investment adviser, or investment banking services;

      h.  legal services and expert services unrelated to the audit; and

      i.  any other services that the PCAOB determines are impermissible.

                                                                      Appendix B

                             CALAMOS ADVISORS TRUST
                            CALAMOS INVESTMENT TRUST
                       CALAMOS CONVERTIBLE OPPORTUNITIES
                                AND INCOME FUND
                    CALAMOS CONVERTIBLE AND HIGH INCOME FUND
                      CALAMOS STRATEGIC TOTAL RETURN FUND
                        CALAMOS GLOBAL TOTAL RETURN FUND

                          GOVERNANCE COMMITTEE CHARTER
             (adopted by the Boards of Trustees on October 7, 2005)

I.     PURPOSES

      The Governance Committee (the "Committee") is a committee of the Board of Trustees (the "Board") of each of the trusts and funds named above (each referred to as a "Trust"). Its purposes are to oversee the independence and effective functioning of the Board and to be informed about good practices for mutual fund boards.

II.    ORGANIZATION AND COMPOSITION

      This charter has been adopted by the Board of each Trust. The members of the Committee of each Board shall be appointed annually by such Board, which shall also designate a chair of the Committee. Members of the Committee shall serve at the pleasure of the Board.

      The Committee shall be comprised of three or more Board members, each of whom the Board has determined to be not an "interested person" of the Trust, as defined in the Investment Company Act of 1940, as amended.

III.   MEETINGS

      The Committee shall meet two times annually, or more frequently as circumstances dictate. The presence in person or by telephone of a majority of the Committee members shall constitute a quorum at any meeting.

IV.    RESPONSIBILITIES

      A.     Governance Responsibilities

                The Committee shall:

                1. BOARD COMPOSITION. Identify individuals qualified to become Board members, consistent with the criteria approved by the Board and set forth in Appendix A, and, for the closed-end Trusts only, recommend that the Board select Trustee nominees for the next annual shareholder meeting.(3) The Committee has the sole authority to retain and terminate a third party to identify Trustee candidates, including the authority to approve the fees and retention terms of the third party.

                2. BOARD COMMITTEES. Make recommendations to the Board at least annually regarding committees of the Board and committee assignments. The Committee shall also periodically review and make recommendations to the Board regarding the qualifications for committee membership, the structure and operations of the committees and the authority to delegate to subcommittees or to individual committee members.

                3. TRUSTEE EDUCATION. Oversee the process for orientation of new non-interested Trustees and ongoing education of non-interested Trustees.

                4. EVALUATION. Oversee the process for evaluating the functioning of the Board and shall conduct an annual performance evaluation of the Committee.

                5. TRUSTEE COMPENSATION. Make recommendations to the Board regarding the compensation of Trustees

---------------

(3) Candidates for election as non-interested Trustees must be nominated by the non-interested Trustees and selected by a vote of a majority of the incumbent non-interested Trustees. The Board may change the size of the Board (subject to a minimum of three and a maximum of 15 members) and may fill vacancies on the Board so long as at least two- thirds of the Trustees then holding office have been elected by the shareholders.

                       who are not affiliated with any investment adviser, administrator or distributor of the Trusts.

                6. LEGAL COUNSEL. Monitor the performance of legal counsel to the Trusts and to the non-interested Trustees and make recommendations to the non-interested Trustees regarding the selection of independent counsel for the non-interested Trustees.

                7. REVIEW OF CHARTER. Review this charter at least annually and recommend to the full Board any changes.

                8. RECOMMENDATION OF CANDIDATES. Consider recommendations regarding candidates for election as Trustees of any Trust submitted by any Trustee, or the investment adviser. The Committee shall not give preferential consideration to any recommended candidate based on the source of the recommendation.

      B.     Other Powers and Responsibilities

                The Committee shall:

                1. Authorize and oversee investigations into any matters within the Committee's scope of responsibilities. The Committee shall be empowered to use Trust assets to retain independent counsel, consultants, and other professionals to assist the Committee in fulfilling its responsibilities, as the Committee reasonably considers appropriate. The Committee will report any use of a Trust's assets for such purpose on a quarterly basis to the Board.

                2. Review this charter at least annually and recommend changes, if any, to the Board;

                3. Perform any other activities consistent with this charter and each Trust's Declaration of Trust, By-Laws and governing law as the Committee or the Trustees deem necessary or appropriate.

                4. Maintain minutes or other records of its meetings and activities and report to the Board on a regular basis.

                                                                      APPENDIX A

               STATEMENT OF COMPETENCIES AND PERSONAL ATTRIBUTES
                              OF BOARD CANDIDATES

1. REPRESENTATION OF SHAREHOLDERS: Clearly recognizes the role of Trustees to represent the interests of shareholders. Understands the difference between the function of the Board and that of management.

2. JUDGMENT AND KNOWLEDGE: Demonstrates judgment in the ability to assess strategy, business plans, evaluation of service providers, and other key issues. Sufficiently informed and knowledgeable to contribute effectively to the Board's monitoring responsibilities. Makes individual expertise available to the Board.

3. MEANINGFUL PARTICIPATION: Comfortable being an active, inquiring participant. Participates in Board process in a meaningful way. Has confidence and willingness to express ideas and engage in constructive discussion. Actively participates in decision-making and is willing to make tough decisions. Is diligent and faithful in attending Board and committee meetings.

4. COMMUNICATIONS: Communicates freely with other Board members. Willing to challenge fellow Trustees. Asks insightful questions and raises thought provoking perspectives. Willing to hold management accountable for performance and results. Mindful not to get overly involved in operational details and the management process. Finds the proper balance between dominating the deliberations and making no contribution at all. Team player; works well with other Trustees even if not necessarily sharing their views. Listens with an open mind.

5. VISION AND LEADERSHIP: Oriented toward the future, and sensitive to future direction of industry. Fulfills legal and fiduciary responsibilities. Is open, honest, and direct. Makes appropriate time commitment for Board service. Has no conflict of interest that the Committee determines would impair the candidate's ability to serve on the Board.

PROXY           CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND     VOTE TODAY
                  PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR
               THE ANNUAL MEETING OF SHAREHOLDERS - MARCH 30, 2006

The undersigned appoints John P. Calamos, Sr. and James S. Hamman, Jr., or either of them, each with power of substitution, to vote all shares that the undersigned is entitled to vote at the annual meeting of shareholders of CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND to be held on March 30, 2006 and at any adjournments thereof, as set forth on the reverse side of this card, and in their discretion upon any other business that may properly come before the meeting.

YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED POSTMARKED ENVELOPE.



(Continued and to be signed on the reverse side)

                                CHANGE OF ADDRESS

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------





                        CALAMOS
                        P.O. BOX 11084
                        NEW YORK, N.Y.  10203-0084

                          \/ DETACH PROXY CARD HERE \/
--------------------------------------------------------------------------------

PLEASE VOTE, SIGN, DATE AND                                      [ X ]
RETURN THIS PROXY CARD                                  Votes must be indicated
PROMPTLY USING THE                                     (x) in Black or Blue ink.
ENCLOSED ENVELOPE.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND ABSENT DIRECTION WILL BE VOTED "FOR ALL" THE NOMINEES.

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR ALL" THE NOMINEES BELOW.


Election of trustees:

FOR                   WITHHOLD                        FOR ALL
ALL                      ALL                          EXCEPT

[  ]                    [  ]                            [  ]

Nominees:  (1) Joe F. Hanauer, (2) John E. Neal and (3) David D. Tripple.


(INSTRUCTIONS: To withhold authority to vote for any nominee, mark the "For All Except" box and write that nominee's name in the space provided below.)


--------------------------------------------


--------------------------------------------

CHECK HERE IF YOU PLAN TO ATTEND THE MEETING        [  ]

To change your address, please mark this box.       [  ]

To include any comments, please mark this box.      [  ]


--------------------------------------------


--------------------------------------------

Please sign exactly as your name appears. If acting as attorney, executor, trustee or in a representative capacity, sign name and indicate title.

---------------------------------------------        ---------------------------
Date           Share Owner sign here                      Co-Owner sign here